                                                                    EXHIBIT 10.7

                NOTICE TO TRANSFER INTELLECTUAL PROPERTY RIGHTS

Dated as of August 28, 2002 AT 12:30 PM PDT

TO:   ESSENTIALLY YOURS INDUSTRIES CORP ("Corp") and its Board of Directors

FROM: ESSENTIALLY YOURS INDUSTRIES, INC. ("Inc")

WHEREAS Corp is the owner or licensee of certain Trademarks or copyrighted marks as more specifically set out and identified on Schedule A (the "Marks") and the owner or rights holder of the formula ("Formulas") to certain products as more specifically set out and identified on Schedule A;

AND WHEREAS pursuant to the terms of that certain LICENSE OF INTELLECTUAL PROPERTY (the "License") dated noon PDT June 30, 2002 (the "effective date") Corp licensed to Inc all of its right, title and interest that it may have in and to the Marks and in and to the Formulas to Inc on the terms therein set out;

AND WHEREAS pursuant to the terms of the License Inc has the option, at any time, to require Corp to transfer and assign all of its right, title and interest in and to the Marks and in and to the Formulas to Inc upon prior written notice;

AND WHEREAS an independent valuator has determined the fair market value of the Marks to be $12,000.00 USD and the Formulas to be $9,600.00 USD for a total of $21,600.00 USD (the "FMV") as set out in the Valuation Report of Bauman, Raymondo & Company PA, dated as of June 30, 2002.

AND WHEREAS the FMV has been paid to Corp by an offset against the indebtedness owing by it to Jay Sargeant;

AND WHEREAS Inc and Jay Sargeant will account between them for the payment of the FMV;

AND WHEREAS Jay Sargeant concurs, as evidenced by his signature hereon, that payment of the FMV to Corp has occurred and that Corp should consider itself to be paid in full for the Marks and the Formulas based upon an offset of indebtedness owed by Corp to him in like amount to the amount of the FMV;

NOW THEREFORE this writing will serve as notice that Inc does hereby give notice pursuant to the License that all right, title and interest of Corp in and to the Marks and Formulas are forthwith to be transferred to it on the basis that same have been paid for in full.

Dated to be effective as of the date and time set out above.

Essentially Yours Industries, Inc.

X  /s/ JAY SARGEANT                       X  /s/ JAY SARGEANT
 -------------------------------------     -------------------------------------
       Jay Sargeant -- President                 Jay Sargeant

SCHEDULE A
Canadian Trademarks

Product           Status                        Owner
-------           ------                        -----
Sea Krit(R)       Registered trademark          Michel Grise Consultants Inc.
Neo Cell(R)       Registered trademark          Michel Grise Consultants Inc.
Melan Plus(R)     Registered trademark          Michel Grise Consultants Inc.
Golden Treat(R)   Registered trademark          Michel Grise Consultants Inc.
Definition(R)     Registered trademark          Michel Grise Consultants Inc.
Emulgent(R)       Registered trademark          Michel Grise Consultants Inc.
Agrisept-L(R)     Registered trademark          Michel Grise Consultants Inc.
Beaugest(R)       Registered trademark          Michel Grise Consultants Inc.
Citrex(R)         Registered trademark          Michel Grise Consultants Inc.
Calorad(R)        Registered trademark          Michel Grise Consultants Inc.
NRG               Abandoned                     Michel Grise Consultants Inc.
Triomin           Abandoned                     Michel Grise Consultants Inc.
Bellaffina(TM)    Allowed ITU filed             Michel Grise Consultants Inc.
Parablast(TM)     Allowed ITU filed             Michel Grise Consultants Inc.
Livocare                                        Michel Grise Consultants Inc.
Ultra Form                                      Michel Grise Consultants Inc.

American Trademarks

Product                         Status                          Owner
-------                         ------                          -----
Calo Plus                       ITU app. filed                  EYI Corp
Essentially Smart               ITU app. filed                  EYI Corp.
Essential Marine(R)             Registered trademark            EYI Corp
Essential Omega(TM)             ITU, Abandoned                  EYI Corp
Iso greens(TM)                  ITU app. was Allowed            EYI Corp
Noni Plus(TM)                   ITU app. was Allowed            EYI Corp
Nutri Bears(TM)                 ITU app. was Allowed            EYI Corp
Oxy Up(TM)                      ITU app. was Allowed            EYI Corp
AL-O-E                          ITU app. Abandoned              EYI Corp
AL-O-EE                         ITU app. Abandoned              EYI Corp
Megasense(TM)                   Allowed                         EYI Corp
Risogreens(TM)                  Allowed                         EYI Corp
It's All Here(TM)               ITU app. Trademark app. Sent    EYI Corp
Citri-plus(R)                   Registered trademark            EYI Corp
Essentially Yours(R)            Registered trademark            EYI Corp
Essentially Yours Industries(R) Registered trademark            EYI Corp

** ITU refers to Intent to use application for trademark.

Formulas

Product
-------

All products listed above whose trademark is indicated to be owned by EYI Corp plus the following:
An Ox4              + any trademark or copyright rights relating thereto
C-Essence           + any trademark or copyright rights relating thereto
Essential Paradise  + any trademark or copyright rights relating thereto
IFG Supreme         + any trademark or copyright rights relating thereto
Triomin             + any trademark or copyright rights relating thereto
Essential Oils      + any trademark or copyright rights relating thereto
                    (Essential Oils include Image, Oh Baby Baby, Only You,
                    Quantum, Sensational, Signature Series, That Hair stuff and
                    WOW)


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